Putnam Sustainable Future Fund
The fund's portfolio
7/31/19 (Unaudited)

COMMON STOCKS (92.0%)(a)
	Shares	Value
Banks (4.3%)
First Republic Bank	88,519	$8,795,248
Webster Financial Corp.	186,400	9,506,400

		18,301,648
Biotechnology (3.0%)
Bluebird Bio, Inc.(NON)(S)	15,450	2,027,504
Clovis Oncology, Inc.(NON)	44,900	473,695
Galapagos NV ADR (Belgium)(NON)(S)	15,900	2,757,060
Medicines Co. (The)(NON)(S)	27,800	996,352
Orchard Therapeutics PLC ADR (United Kingdom)(NON)	78,988	1,113,731
Vertex Pharmaceuticals, Inc.(NON)	31,500	5,248,530

		12,616,872
Building products (1.4%)
Owens Corning	16,173	938,034
Trex Co., Inc.(NON)(S)	61,000	4,986,750

		5,924,784
Capital markets (3.0%)
BlackRock, Inc.	16,600	7,763,488
MSCI, Inc.	21,800	4,953,832

		12,717,320
Chemicals (5.7%)
Chr. Hansen Holding A/S (Denmark)	45,987	4,006,316
Ecolab, Inc.	14,100	2,844,393
Koninklijke DSM NV (Netherlands)	33,398	4,132,959
Novozymes A/S Class B (Denmark)	279,167	12,949,864

		23,933,532
Commercial services and supplies (1.2%)
Interface, Inc.	358,200	4,964,652

		4,964,652
Containers and packaging (1.7%)
Ball Corp.	102,100	7,298,108

		7,298,108
Diversified financial services (1.0%)
Eurazeo SA (France)	64,916	4,352,619

		4,352,619
Diversified telecommunication services (1.2%)
Bandwidth, Inc. Class A(NON)	67,555	5,032,848

		5,032,848
Electric utilities (1.8%)
NextEra Energy, Inc.	36,900	7,644,573

		7,644,573
Electrical equipment (0.9%)
Sunrun, Inc.(NON)(S)	190,057	3,620,586

		3,620,586
Food products (3.7%)
McCormick & Co., Inc. (non-voting shares)	98,200	15,568,628

		15,568,628
Health-care equipment and supplies (11.6%)
Becton Dickinson and Co.	34,923	8,828,534
Danaher Corp.	132,100	18,560,050
Edwards Lifesciences Corp.(NON)	41,000	8,726,850
Penumbra, Inc.(NON)(S)	75,200	12,603,520

		48,718,954
Health-care providers and services (1.4%)
HealthEquity, Inc.(NON)	69,600	5,705,808

		5,705,808
Health-care technology (2.3%)
Livongo Health, Inc.(NON)(S)	23,216	1,027,308
Teladoc Health, Inc.(NON)(S)	126,600	8,639,184

		9,666,492
Hotels, restaurants, and leisure (6.0%)
Chipotle Mexican Grill, Inc.(NON)	14,800	11,773,844
Vail Resorts, Inc.	55,200	13,607,904

		25,381,748
Insurance (1.7%)
Prudential PLC (United Kingdom)	353,556	7,291,700

		7,291,700
Interactive media and services (3.3%)
Alphabet, Inc. Class A(NON)	6,600	8,040,120
Pinterest, Inc. Class A(NON)(S)	203,837	5,909,235

		13,949,355
Internet and direct marketing retail (0.3%)
Stitch Fix, Inc. Class A(NON)(S)	42,000	1,095,360

		1,095,360
IT Services (5.1%)
DXC Technology Co.	37,500	2,091,375
GoDaddy, Inc. Class A(NON)	81,700	5,995,146
Mastercard, Inc. Class A	49,300	13,422,911

		21,509,432
Life sciences tools and services (2.4%)
Bio-Rad Laboratories, Inc. Class A(NON)	13,900	4,377,110
Thermo Fisher Scientific, Inc.	20,000	5,553,600

		9,930,710
Machinery (1.7%)
Fortive Corp.	93,600	7,118,280

		7,118,280
Personal products (2.7%)
Unilever PLC (United Kingdom)	191,216	11,516,631

		11,516,631
Pharmaceuticals (0.7%)
Jazz Pharmaceuticals PLC(NON)	22,100	3,080,298

		3,080,298
Semiconductors and semiconductor equipment (5.6%)
Applied Materials, Inc.	55,500	2,740,035
ASML Holding NV (Netherlands)	6,600	1,470,546
First Solar Inc.(NON)	84,700	5,462,303
NXP Semiconductors NV	72,300	7,475,097
ON Semiconductor Corp.(NON)	306,700	6,597,117

		23,745,098
Software (14.2%)
Adobe, Inc.(NON)	40,800	12,193,486
Crowdstrike Holdings, Inc. Class A(NON)(S)	17,370	1,547,146
DocuSign, Inc.(NON)	142,100	7,349,412
Everbridge, Inc.(NON)	131,000	13,401,300
Pluralsight, Inc. Class A(NON)(S)	146,451	4,494,581
Salesforce.com, Inc.(NON)	107,000	16,531,500
Talend SA ADR(NON)	138,200	4,534,342

		60,051,767
Specialty retail (0.4%)
TJX Cos., Inc. (The)	33,424	1,823,613

		1,823,613
Textiles, apparel, and luxury goods (2.8%)
adidas AG (Germany)	24,223	7,767,880
PVH Corp.	43,400	3,859,128

		11,627,008
Trading companies and distributors (0.9%)
United Rentals, Inc.(NON)	29,500	3,733,225

		3,733,225

Total common stocks (cost $318,102,807)		$387,921,649

U.S. TREASURY OBLIGATIONS (0.0%)(a)
	Principal amount	Value
U.S. Treasury Notes 1.125%, 6/30/21(i)	$114,000	$112,439

Total U.S. treasury obligations (cost $112,439)		$112,439

SHORT-TERM INVESTMENTS (16.9%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.49%(AFF)	Shares	38,775,147	$38,775,147
Putnam Short Term Investment Fund 2.48%(AFF)	Shares	32,269,864	32,269,864
U.S. Treasury Bills zero%, 5/21/20(i)		$112,000	110,186

Total short-term investments (cost $71,155,197)			$71,155,197
TOTAL INVESTMENTS

Total investments (cost $389,370,443)			$459,189,285

	FORWARD CURRENCY CONTRACTS at 7/31/19 (aggregate face value $11,280,558) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	9/18/19	$611,408	$630,828	$19,420
		Euro	Sell	9/18/19	4,090,549	4,157,216	66,667
	Barclays Bank PLC
		British Pound	Sell	9/18/19	5,133,337	5,350,078	216,741
	JPMorgan Chase Bank N.A.
		Euro	Sell	9/18/19	878,958	892,978	14,020
	UBS AG
		Euro	Sell	9/18/19	246,020	249,458	3,438

	Unrealized appreciation						320,286

	Unrealized (depreciation)						—

	Total						$320,286
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2019 through July 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $421,426,895.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$27,700,200	$68,483,761	$57,408,814	$201,043	$38,775,147
	Putnam Short Term Investment Fund**	23,230,637	42,457,967	33,418,740	146,016	32,269,864

	Total Short-term investments	$50,930,837	$110,941,728	$90,827,554	$347,059	$71,045,011
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $38,775,147, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $36,852,138.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$18,982,203	$—	$—
Consumer discretionary	32,159,849	7,767,880	—
Consumer staples	15,568,628	11,516,631	—
Financials	31,018,968	11,644,319	—
Health care	89,719,134	—	—
Industrials	25,361,527	—	—
Information technology	105,306,297	—	—
Materials	10,142,501	21,089,139	—
Utilities	7,644,573	—	—

Total common stocks	335,903,680	52,017,969	—
U.S. treasury obligations	—	112,439	—
Short-term investments	32,269,864	38,885,333	—

Totals by level	$368,173,544	$91,015,741	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$320,286	$—

Totals by level	$—	$320,286	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	320,286	—

Total	$320,286	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$10,900,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com